Eaton Corporation plc
2019 Annual Report on Form 10-K
Item 15(b)
Exhibit 21
Subsidiaries of Eaton Corporation plc
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2019, and the state or country in which each was organized, are as follows:

Consolidated Subsidiaries (A)	Where Organized
Illumination Management Solutions, Inc.	California
Joslyn Sunbank Company, LLC	California
Souriau USA Inc	California
Sunbank Family of Companies LLC	California
Innovative Switchgear IP LLC	Colorado
Innovative Switchgear Solutions, Inc	Colorado
Bussmann International Holdings, LLC	Delaware
Bussmann International, Inc.	Delaware
CBE Services, Inc.	Delaware
Cooper B-Line, Inc.	Delaware
Cooper Bussmann, LLC	Delaware
Cooper Crouse-Hinds MTL, Inc.	Delaware
Cooper Crouse-Hinds, LLC	Delaware
Cooper Electrical International, LLC	Delaware
Cooper Enterprises LLC	Delaware
Cooper Finance USA, Inc.	Delaware
Cooper Industries International, LLC	Delaware
Cooper Industries Poland, LLC	Delaware
Cooper Industries Vietnam, LLC	Delaware
Cooper Industries, LLC	Delaware
Cooper Interconnect, Inc.	Delaware
Cooper Lighting, LLC	Delaware
Cooper Notification, Inc.	Delaware
Cooper Power Systems, LLC	Delaware
Cooper Technologies Company	Delaware
Eaton Aerospace LLC	Delaware
Eaton Automated Transmission Technologies Corporation	Delaware
Eaton Electric Holdings LLC	Delaware
Eaton Hydraulics LLC	Delaware
Eaton Industries Middle East, LLC	Delaware
Eaton Industries (Philippines), LLC	Delaware
Eaton Industries XVI LLC	Delaware
McGraw-Edison Development Corporation	Delaware
MTL Instruments LLC	Delaware
MTL Partners II, Inc.	Delaware
MTL Partners, Inc.	Delaware
Standard Automation & Control LP	Delaware
Wright Line Holding, Inc.	Delaware
Wright Line LLC	Delaware
Azonix Corporation	Massachusetts
Eaton Ann Arbor LLC	Michigan
Cannon Technologies, Inc.	Minnesota

Consolidated Subsidiaries (A)	Where Organized
Cooper Wheelock, Inc.	New Jersey
Cooper Wiring Devices, Inc.	New York
Chagrin Highlands III Limited	Ohio
CLS Holdings LLC	Ohio
Eaton Aeroquip LLC	Ohio
Eaton Corporation	Ohio
Eaton Holding LLC	Ohio
Eaton Leasing Corporation	Ohio
Sure Power, Inc.	Oregon
Eaton Industries IX LLC	Texas
Eaton Industries VIII LLC	Texas
Eaton Industries (Argentina) S.A.	Argentina
Eaton Industries Pty. Ltd.	Australia
CTI-VIENNA Gesellschaft zur Prüfung elektrotechnischer Industrieprodukte GmbH	Austria
Eaton Holding (Austria) G.m.b.H.	Austria
Eaton Holding G.m.b.H.	Austria
Eaton Industries (Austria) G.m.b.H.	Austria
Eaton Holding SRL	Barbados
Eaton Electric SPRL	Belgium
Eaton Filtration BVBA	Belgium
Eaton Industries (Belgium) BVBA	Belgium
Cooper Bermuda Investments Ltd.	Bermuda Islands
Cooper Finance Group Ltd.	Bermuda Islands
Cooper Investment Group Ltd.	Bermuda Islands
Eaton Industries Holdings Ltd.	Bermuda Islands
Saturn Insurance Company Ltd.	Bermuda Islands
Aeroquip do Brasil Ltda.	Brazil
Blinda Industria e Comercio Ltda.	Brazil
Bussmann do Brasil Ltda.	Brazil
Cooper Power Systems do Brasil Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solution Ltda.	Brazil
Moeller Electric Ltda.	Brazil
Moeller Industria de electro-electronicos do Amazonas Ltda.	Brazil
Digital Lighting Holdings Limited	British Virgin Islands
Nittan BVI Co. Ltd.	British Virgin Islands
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Silver Light International Limited	British Virgin Islands
Winner Hydraulics Ltd.	British Virgin Islands
Eaton Industries EOOD	Bulgaria
Aeroquip-Vickers Canada Company	Canada
CLS (Canada) Company	Canada
Cooper Industries (Canada) Company	Canada
Cooper Industries (Electrical) Inc.	Canada
Cyme International T & D Inc.	Canada
Eaton Industries (Canada) Company	Canada
Cutler-Hammer Electrical Company	Cayman Islands
Cutler-Hammer Industries Ltd.	Cayman Islands

Consolidated Subsidiaries (A)	Where Organized
Georgetown Financial Services Ltd.	Cayman Islands
Senyuan International Holdings Limited	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Beijing Yoosung Shinhwa Automobile Parts Co., Ltd.	China
Cooper (China) Co., Ltd.	China
Cooper (Ningbo) Electric Co., Ltd.	China
Cooper Edison (Pingdingshan) Electronic Technologies Co., Ltd.	China
Cooper Electric (Changzhou) Co., Ltd.	China
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Shanghai Power Capacitor Co., Ltd.	China
Cooper Xi'an Fusegear Co., Ltd.	China
Cooper Yuhua (Changzhou) Electric Equipment Manufacturing Co., Ltd.	China
Digital Lighting (Dong Guan) Co., Ltd.	China
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Electrical Equipment Co Ltd	China
Eaton Electrical Ltd.	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co., Ltd.	China
Eaton Fu Li An (Changzhou) Electronics Co., Ltd.	China
Eaton Hydraulics (Luzhou) Co., Ltd.	China
Eaton Hydraulics (Ningbo) Co., Ltd.	China
Eaton Hydraulics Systems (Jining) Co., Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton Industries (Jining) Co., Ltd	China
Eaton Industries (Shanghai) Co., Ltd	China
Eaton Industries (Wuxi) Co., Ltd.	China
Eaton Power (Shanghai) Trading Limited Partnership	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Guangzhou Nittan Valve Co. Ltd.	China
Kaicheng Funke+Huster (Tangshan) Mining Electrical Co. Ltd.	China
Lian Zheng Electronics (Shenzhen) Co., Ltd.	China
Moeller Electric (Shanghai) Co., Ltd.	China
Phoenixtec Electronics (Shenzhen) Co., Ltd.	China
Rizhao Yoosung Shinhwa Automobile Parts Co., Ltd.	China
Santak Electronic (Shenzhen) Co., Ltd.	China
Cooper Industries Colombia S.A.S.	Colombia
Eaton Industries (Colombia) S.A.S.	Colombia
Eaton Electrical Srl	Costa Rica
Eaton Electric s.r.o.	Czech Republic
Eaton Elektrotechnika s.r.o.	Czech Republic
Eaton Electric ApS	Denmark
Eaton Filtration (Denmark) ApS	Denmark
Cutler-Hammer, SRL	Dominican Republic
Souriau Dominican Republic Ltd	Dominican Republic
Eaton Industries (Egypt) LLC	Egypt
Eaton Power Quality OY (Finland)	Finland

Consolidated Subsidiaries (A)	Where Organized
CLS (France) SAS	France
Cooper Capri S.A.S.	France
Cooper Menvier France SARL	France
Cooper Securite S.A.S.	France
Eaton France Holding SAS	France
Eaton Industries (France) S.A.S.	France
Eaton S.A.S.	France
Martek Power F SAS	France
MP Group SAS	France
MTL Instruments SARL	France
Sefelec SAS	France
Souriau S.A.S.	France
Technocontact	France
CEAG Notlichtsysteme GmbH	Germany
Cooper Crouse-Hinds GmbH	Germany
Cooper Germany Holdings GmbH	Germany
Cooper Industries Finanzierungs-GbR	Germany
Eaton Electric G.m.b.H.	Germany
Eaton Electrical IP G.m.b.H. & Co. KG	Germany
Eaton Germany G.m.b.H.	Germany
Eaton Germany Holdings GmbH	Germany
Eaton GmbH & Co. KG	Germany
Eaton Holding SE & Co. KG	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Production International G.m.b.H.	Germany
Eaton Protection Systems IP G.m.b.H. & Co. KG	Germany
Eaton SE	Germany
Eaton Technologies G.m.b.H.	Germany
FHF Bergbautechnik GmbH & Co. KG	Germany
FHF Funke+Huster Fernsig GmbH	Germany
FHF New World GmbH	Germany
Funke+Huster GmbH	Germany
GeCma Components electronic GmbH	Germany
Hein Moeller Stiftung G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Martek Power GmbH	Germany
MTL Instruments GmbH	Germany
Sefelec GmbH	Germany
Souriau Germany GmbH	Germany
Cooper Univel S.A.	Greece
Digital Lighting Co., Limited	Hong Kong
Eaton Electric & Engineering Services Limited	Hong Kong
Eaton Enterprises Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Riseson International Limited	Hong Kong
Santak Electronics Company Limited	Hong Kong
Scoremax Limited	Hong Kong
Silver Victory Hong Kong Limited	Hong Kong

Consolidated Subsidiaries (A)	Where Organized
Vickers Systems Limited	Hong Kong
Eaton Enterprises (Hungary) Kft.	Hungary
Eaton Industries KFT	Hungary
Eaton Manufacturing Hungary Kft.	Hungary
Eaton Fluid Power Limited	India
Eaton India Innovation Center LLP	India
Eaton Industrial Products Pvt. Ltd.	India
Eaton Industrial Systems Private Limited	India
Eaton Management Services LLP	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
MTL Instruments Private Limited	India
Souriau India Pvt Ltd	India
PT Eaton Industries	Indonesia
PT Eaton Industries	Indonesia
PT Ulusoy Electric Indonesia	Indonesia
PT Ulusoy Electric Industry	Indonesia
PT. Fluid Sciences Batam	Indonesia
Abeiron III Unlimited Company	Ireland
Cooper Industries Trading Unlimited Company	Ireland
Cooper Industries Unlimited Company	Ireland
Eaton Capital Global Holdings Unlimited Company	Ireland
Eaton Capital Unlimited Co	Ireland
Eaton Domhanda I Unlimited Company	Ireland
Eaton Domhanda Unlimited Company	Ireland
Eaton Industries (Ireland) II Limited	Ireland
Eaton Industries (Ireland) Limited	Ireland
Eaton Industries I Unlimited Company	Ireland
Eaton Industries II Unlimited Company	Ireland
Eaton Industries III Unlimited Company	Ireland
Eaton Industries IV Unlimited Company	Ireland
Eaton Industries V Unlimited Company	Ireland
Eaton Industries VI Unlimited Company	Ireland
Eaton Industries VII Unlimited Company	Ireland
Eaton Industries X Unlimited Company	Ireland
Eaton Industries XI Unlimited Company	Ireland
Eaton Industries XII Unlimited Company	Ireland
Eaton Industries XIII Unlimited Company	Ireland
Eaton Industries XIV Unlimited Company	Ireland
Eaton Industries XIX Unlimited Company	Ireland
Eaton Industries XV Unlimited Company	Ireland
Eaton Industries XVIII Unlimited Company	Ireland
Eaton Industries XX Unlimited Company	Ireland
Eaton Intelligent Power Limited	Ireland
Eaton Manufacturing Limited	Ireland
Eaton Teorainn Unlimited Company	Ireland
Plumtree I Limited	Ireland
TT (Ireland) Acquisition Limited	Ireland
Eaton Global Holdings II Limited	Isle of Man

Consolidated Subsidiaries (A)	Where Organized
Eaton Global Holdings Limited	Isle of Man
Eaton Global Limited	Isle of Man
Eaton Industries (Israel) Ltd.	Israel
Cooper Csa Srl	Italy
Eaton Filtration (Italy) S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton Industries (Italy) S.r.l.	Italy
Eaton S.r.l.	Italy
Gitiesse S.r.l.	Italy
MTL Italia Srl	Italy
Souriau Italy Srl	Italy
Cooper Industries Japan K.K.	Japan
Eaton Electric (Japan) Ltd.	Japan
Eaton Filtration Ltd.	Japan
Eaton Industries (Japan) Ltd.	Japan
Eaton Japan G.K.	Japan
Souriau Japan KK	Japan
Cooper Korea Ltd.	Korea
Eaton Industries (Korea) Limited	Korea
Eaton Electric S.I.A.	Latvia
Aeroquip-Vickers International S.a.r.L.	Luxembourg
Cambridge International Sarl	Luxembourg
Cooper International Holdings S.a.r.l	Luxembourg
Cooper Investment Group S a.r.l.	Luxembourg
Cooper Offshore Holdings S.a.r.l. (Luxembourg)	Luxembourg
Eaton Controls (Luxembourg) S.a.r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding IX S.a.r.l.	Luxembourg
Eaton Holding S.a.r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding XIII S.a.r.l.	Luxembourg
Eaton Moeller S.a.r.l.	Luxembourg
Eaton Services S.a.r.L.	Luxembourg
Eaton Technologies (Luxembourg) S.a.r.l.	Luxembourg
Green Holding S.a.r.l.	Luxembourg
Martek Power SA	Luxembourg
Cooper Industries Malaysia SDN BHD	Malaysia
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Plumtree Mauritius Limited	Mauritius
Arrow-Hart, S. de R.L. de C.V.	Mexico
Bussmann, S. de R.L. de C.V.	Mexico
CL Solutions mexico, S. de R.L. de C.V.	Mexico
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico

Consolidated Subsidiaries (A)	Where Organized
Cooper Crouse-Hinds, S. de R.L. de C.V.	Mexico
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices de Mexico, S.A. de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Enterprises, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Solutions, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Electromanufacturas, S. de R.L. de C.V.	Mexico
Iluminacion Cooper de las Californias, S. de R.L. de C.V.	Mexico
Martek Power S.A. de C.V.	Mexico
Sunbank De Mexico S de R.L. de C.V Mexico	Mexico
Eaton Electric S.a.r.l.	Morocco
Eaton Industries (Morocco) LLC	Morocco
Souriau MAROC Sarl	Morocco
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Industries Finance B.V.	Netherlands
Cooper Industries Global B.V.	Netherlands
Cooper Safety B.V.	Netherlands
Eaton B.V.	Netherlands
Eaton Holding (Netherlands) B.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding Turlock B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Holding VIII B.V.	Netherlands
Eaton Industries (Netherlands) B.V.	Netherlands
Eaton International B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
MTL Instruments B.V.	Netherlands
Scantronic Benelux BV	Netherlands
Turlock B.V.	Netherlands
Eaton Industries Company	New Zealand
Eaton International Industries Nigeria Limited	Nigeria
Cooper Crouse-Hinds AS	Norway
Eaton Electric AS	Norway
Hernis Scan Systems A/S	Norway
Norex AS	Norway
Eaton Trading (FZC) LLC	Oman
Eaton Industries Panama S.A.	Panama
Eaton Industries SAC	Peru
Eaton Automotive Components Spolka z o.o.	Poland
Eaton Automotive Spolka z o.o.	Poland
Eaton Automotive Systems Spolka z o.o.	Poland

Consolidated Subsidiaries (A)	Where Organized
Eaton Electric Spolka z.o.o.	Poland
Eaton Filtration (Poland) Sp. z o.o.	Poland
Eaton I Spolka z.o.o.	Poland
Eaton Truck Components Spolka z o.o.	Poland
Cooper Pretronica Unipessoal Lda.	Portugal
Eaton Madeira SGPS Lda.	Portugal
Cooper Industries Romania SRL	Romania
Eaton Electric S.r.l.	Romania
Eaton Electro Productie S.r.l.	Romania
Cooper Industries Russia LLC	Russia
Eaton LLC	Russia
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton Industries LP	Scotland
Eaton IV LP	Scotland
Eaton LP	Scotland
Eaton Manufacturing LP	Scotland
Eaton Electric d.o.o.	Serbia
Eaton Electric (Singapore) Pte. Ltd.	Singapore
Eaton Industries Pte. Ltd.	Singapore
Eaton Electric s.r.o.	Slovak Republic
Eaton Electric (South Africa) Pty Ltd.	South Africa
Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Ltd.	South Africa
Aeroquip Iberica S.L.	Spain
Cooper Crouse-Hinds, S.A.	Spain
Eaton Industries (Spain) S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Electric AB	Sweden
Ultronics Nordic Sales AB	Sweden
Eaton Automation G.m.b.H	Switzerland
Eaton Automation Holding G.m.b.H.	Switzerland
Eaton Industries II G.m.b.H.	Switzerland
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland
Eaton Switzerland Holding I GmbH	Switzerland
Eaton Switzerland Holding II GmbH	Switzerland
Eaton Phoenixtec MMPL Co. Ltd.	Taiwan
RTE Far East Corporation	Taiwan
Eaton Electric (Thailand) Ltd	Thailand
Eaton Industries (Thailand) Ltd.	Thailand
Eaton Electric Company Ltd.	Thailand
Eaton Elektrik Ticaret Limited Sirketi	Turkey
Polimer Kaucuk Sanayi ve Pazarlama A.S.	Turkey
Ulusoy Elektrik Imalat Taahhut ve Ticaret AS	Turkey
D.P. Eaton Electric	Ukraine
Cooper Crouse-Hinds (LLC)	United Arab Emirates

Consolidated Subsidiaries (A)	Where Organized
Cooper Industries FZE	United Arab Emirates
Eaton FZE	United Arab Emirates
CLS Industries (UK) Limited	United Kingdom
Cooper Industries UK Subco Limited	United Kingdom
Eaton Controls (UK) Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Electrical Products Limited	United Kingdom
Eaton Electrical Systems Limited	United Kingdom
Eaton Holding (UK) II Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Industries (England) Limited	United Kingdom
Eaton Industries (U.K.) Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton MEDC Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
Scantronic Holdings Limited	United Kingdom
Souriau UK Ltd	United Kingdom
The MTL Instruments Group Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela
(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.